 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 15, 1998
                                               SECURITIES ACT FILE NO. 333-68451
                                       INVESTMENT COMPANY ACT FILE NO. 811-09133
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                --------------
                                    FORM N-2
[X]         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]                    PRE-EFFECTIVE AMENDMENT NO. 1
                          POST-EFFECTIVE AMENDMENT NO.
[_]                                  AND/OR
[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]                           AMENDMENT NO. 1
                        (CHECK APPROPRIATE BOX OR BOXES)

                                --------------
                     MUNIHOLDINGS PENNSYLVANIA INSURED FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                --------------
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                --------------
                                 (609) 282-2800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                --------------
                                 ARTHUR ZEIKEL
                     MUNIHOLDINGS PENNSYLVANIA INSURED FUND
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                --------------
                                   COPIES TO:
     MICHAEL J. HENNEWINKEL, ESQ.                FRANK P. BRUNO, ESQ.
      FUND ASSET MANAGEMENT, L.P.                  BROWN & WOOD LLP
             P.O. BOX 9011                      ONE WORLD TRADE CENTER
   PRINCETON, NEW JERSEY 08543-9011         NEW YORK, NEW YORK 10048-0557

                                --------------
 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                                --------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [_]

                                --------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          PROPOSED
                                             PROPOSED      MAXIMUM
        TITLE OF              AMOUNT         MAXIMUM      AGGREGATE   AMOUNT OF
    SECURITIES BEING          BEING       OFFERING PRICE  OFFERING   REGISTRATION
       REGISTERED         REGISTERED(1)    PER UNIT(2)    PRICE(2)      FEE(3)
---------------------------------------------------------------------------------
Common Shares of
Beneficial Interest
($.10 par value).......  4,634,500 shares     $15.00     $69,517,500   $19,326

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Includes 604,500 shares subject to the Underwriter's over-allotment option.

(2) Estimated solely for the purpose of calculating the registration fee.

(3) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA. $278 was previously paid; $19,048 was transmitted earlier in connection with this filing.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                     MUNIHOLDINGS PENNSYLVANIA INSURED FUND

                             CROSS REFERENCE SHEET

ITEM NUMBER, FORM N-2                   CAPTION IN PROSPECTUS
---------------------                   ---------------------
PART A
 1.Outside Front Cover Page............ Outside Front Cover Page
 2.Inside Front and Outside Back Cover
     Pages............................. Inside Front and Outside Back Cover
                                        Pages; Underwriting
 3.Fee Table and Synopsis.............. Prospectus Summary; Fee Table
 4.Financial Highlights................ Not Applicable
 5.Plan of Distribution................ Prospectus Summary; Net Asset Value;
                                        Underwriting
 6.Selling Shareholders................ Not Applicable
 7.Use of Proceeds..................... Use of Proceeds; Investment Objective
                                        and Policies
 8.General Description of the
     Registrant........................ Prospectus Summary; The Fund;
                                        Investment Objective and Policies;
                                        Risks and Special Considerations of
                                        Leverage; Investment Restrictions;
                                        Dividends and Distributions; Automatic
                                        Dividend Reinvestment Plan; Mutual Fund
                                        Investment Option
 9.Management.......................... Trustees and Officers; Investment
                                        Advisory and Management Arrangements;
                                        Custodian; Transfer Agent, Dividend
                                        Disbursing Agent and Registrar
10.Capital Stock, Long-Term Debt, and
     Other Securities.................. Description of Shares
11.Defaults and Arrears on Senior
     Securities........................ Not Applicable
12.Legal Proceedings................... Not Applicable
13.Table of Contents of the Statement
     of Additional Information......... Not Applicable
PART B
14.Cover Page.......................... Not Applicable
15.Table of Contents................... Not Applicable
16.General Information and History..... Not Applicable
17.Investment Objective and Policies... Prospectus Summary; Investment
                                        Objective and Policies; Investment
                                        Restrictions
18.Management.......................... Trustees and Officers; Investment
                                        Advisory and Management Arrangements
19.Control Persons and Principal
     Holders of Securities............. Investment Advisory and Management
                                        Arrangements
20.Investment Advisory and Other
     Services.......................... Investment Advisory and Management
                                        Arrangements; Custodian; Underwriting;
                                        Transfer Agent, Dividend Disbursing
                                        Agent and Registrar; Legal Opinions;
                                        Experts
21.Brokerage Allocation and Other
     Practices......................... Portfolio Transactions
22.Tax Status.......................... Taxes; Automatic Dividend Reinvestment
                                        Plan
23.Financial Statements................ Report of Independent Auditors;
                                        Statement of Assets, Liabilities and
                                        Capital

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE       +
+CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT    +
+FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS          +
+PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING + +AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT +
+PERMITTED.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                             SUBJECT TO COMPLETION

              PRELIMINARY PROSPECTUS DATED DECEMBER 15, 1998

PROSPECTUS

                             4,030,000 SHARES
                     MUNIHOLDINGS PENNSYLVANIA INSURED FUND
                                 COMMON SHARES

                                --------------
  MuniHoldings Pennsylvania Insured Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company that seeks to provide shareholders with current income exempt from Federal and Pennsylvania income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes. The Fund intends to invest in municipal obligations that are rated investment grade, or if unrated, are considered by the Fund's investment adviser to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest.

  Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares on the New York Stock Exchange under the symbol "MPI." Trading of the Fund's common shares on the exchange is expected to begin within two weeks of the date of this prospectus. Before it begins trading, the underwriter does not intend to make a market in the Fund's shares. Thus, investors may not be able to buy and sell shares of the Fund during that time.

  Within approximately three months after completion of this offering of common shares, the Fund intends to offer preferred shares representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Fund's capital will actually be issued. The use of preferred shares to leverage the common shares can create special risks.
                                --------------
  This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                                --------------

  INVESTING IN THE COMMON SHARES INVOLVES CERTAIN RISKS, WHICH ARE DESCRIBED IN THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE 7 OF THIS PROSPECTUS.

                                                   Per Share    Total
                                                   --------- -----------
       Public Offering Price......................  $15.00   $60,450,000
       Sales Load.................................  None     None
       Proceeds, before expenses, to Fund.........  $15.00   $60,450,000


  The Fund's investment adviser or an affiliate will pay the underwriter a commission in the amount of % of the public offering price per share in connection with the sale of the common shares.

  The underwriter may also purchase up to an additional 604,500 shares at the public offering price within 45 days from the date of this prospectus to cover over-allotments.

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  We expect that the common shares will be ready for delivery in New York, New York on or about January , 1999.
                                --------------
                              MERRILL LYNCH & CO.

                                --------------

              The date of this prospectus is January  , 1999.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY.........................................................   3
RISK FACTORS AND SPECIAL CONSIDERATIONS....................................   7
FEE TABLE..................................................................   9
THE FUND...................................................................  10
USE OF PROCEEDS............................................................  10
INVESTMENT OBJECTIVE AND POLICIES..........................................  10
RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE...............................  21
INVESTMENT RESTRICTIONS....................................................  24
TRUSTEES AND OFFICERS......................................................  25
INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS............................  28
PORTFOLIO TRANSACTIONS.....................................................  29
DIVIDENDS AND DISTRIBUTIONS................................................  30
TAXES......................................................................  31
AUTOMATIC DIVIDEND REINVESTMENT PLAN.......................................  35
MUTUAL FUND INVESTMENT OPTION..............................................  37
NET ASSET VALUE............................................................  38
DESCRIPTION OF CAPITAL SHARES..............................................  38
CUSTODIAN..................................................................  42
UNDERWRITING...............................................................  42
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR....................  43
LEGAL OPINIONS.............................................................  43
EXPERTS....................................................................  43
ADDITIONAL INFORMATION.....................................................  44
REPORT OF INDEPENDENT AUDITORS.............................................  45
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL...............................  46
APPENDIX III--ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA............  47
APPENDIX III--RATINGS OF MUNICIPAL BONDS...................................  58
APPENDIX III--PORTFOLIO INSURANCE..........................................  65
APPENDIX IV--TAXABLE EQUIVALENT YIELDS FOR 1999............................  67

                               ----------------

  INFORMATION ABOUT THE FUND CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. CALL 1-800-SEC-0330 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM. THIS INFORMATION IS ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV AND COPIES MAY BE OBTAINED UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009.

                               ----------------

  You should rely only on the information contained in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. Our business, financial condition, results of operations and prospects may have changed since that date.

                               PROSPECTUS SUMMARY

  This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

THE FUND MuniHoldings Pennsylvania Insured Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

THE
OFFERING The Fund is offering 4,030,000 common shares at an initial offering price of $15.00 per share. The common shares are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter. The underwriter may also purchase up to an additional 604,500 common shares within 45 days of the date of this prospectus to cover over-allotments.

INVESTMENT  The investment objective of the Fund is to provide shareholders
OBJECTIVE   with current income exempt from Federal and Pennsylvania income
AND         taxes. The Fund seeks to achieve its objective by investing
POLICIES    primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes.

            Investment Grade Municipal Bonds. The Fund intends to invest in municipal bonds that are rated investment grade by one or more nationally recognized statistical rating agencies or, if unrated, are considered by the investment adviser to be of comparable quality.

            Pennsylvania Municipal Bonds. The Fund will generally invest substantially all (at least 80%) of its assets in Pennsylvania municipal bonds. However, when the Fund's investment adviser believes that investment grade Pennsylvania municipal bonds are not available in sufficient amounts at an appropriate price, the Fund may invest a lesser amount of its assets in these securities. At all times, except during periods when the Fund is in the process of investing its proceeds from a public offering or during temporary defensive periods, the Fund intends to invest at least 65% of its assets in Pennsylvania municipal bonds and at least 80% of its assets in Pennsylvania municipal bonds and other long-term municipal bonds. These other long-term municipal bonds that the Fund may buy will be exempt from Federal income tax but not Pennsylvania income taxes.

            The Fund will normally invest at least 80% of its assets in insured municipal obligations with remaining maturities of one year or more. Insured municipal obligations are covered by insurance that guarantees timely interest payments and the repayment of principal on maturity.

            In general, the Fund does not intend its investments to earn a large amount of income that is not exempt from Federal and Pennsylvania income taxes.

            Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

            Options and Futures Transactions. The Fund may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts. The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Fund does not, however, intend to enter into options and futures transactions for speculative purposes. The Fund is not required to hedge its portfolio and may not do so.

LEVERAGE Issuance of Preferred Shares. The Fund intends to offer preferred shares within three months after completion of this offering. The preferred shares will represent approximately 40% of the Fund's capital, including the capital raised by issuing the preferred shares. There can be no assurance, however, that preferred shares will actually be issued. Issuing preferred shares will result in the leveraging of the common shares. Although the Board of Trustees has not yet determined the terms of the preferred shares offering, the Fund expects that the preferred shares will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years). The preferred shares dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The money raised by the preferred shares offering will be invested in longer-term obligations in accordance with the Fund's investment objective. The expenses of the preferred shares, which will be borne by the Fund, will reduce the net asset value of the common shares. In addition, at times when the Fund is required to allocate taxable income to preferred shareholders, the terms of the preferred shares may require the Fund to make an additional distribution to them. The amount of this additional distribution approximately equals the tax liability resulting from the allocation and the additional distribution (an "Additional Distribution"). During periods when the Fund has preferred shares outstanding, the Fund will pay fees to the investment adviser for its services that are higher than if the Fund did not issue preferred shares because the fees will be calculated on the basis of the Fund's average weekly net assets, including proceeds from the sale of preferred shares.

            Potential Benefits of Leverage. Under normal market conditions, longer term obligations produce higher yields than short and medium term obligations. The Fund's investment adviser believes that the interest income the Fund receives from its long term investments will exceed the amount of interest the Fund must pay to the preferred shareholders. Thus, the Fund's use of preferred shares should provide common shareholders with a higher yield than they would receive if the Fund were not leveraged.

            Risks. The use of leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares. Since any decline in the value of the Fund's investments will affect only the common shareholders, in a declining market the use of leverage will cause the Fund's net asset value to decrease more than it would if the Fund were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for common shares. In addition, fluctuations in the dividend rates paid on, and the amount of taxable income allocable to, the preferred shares will affect the yield to common shareholders. There can be no assurance that the Fund will earn a higher net return on its investments than the then current dividend rate (and any Additional Distribution) it pays on the preferred shares. Under certain conditions, the benefits of leverage to common shareholders will be reduced, and the Fund's leveraged capital structure could result in a lower rate of return to common shareholders than if the Fund were not leveraged.

            Distributions. When the Fund issues preferred shares, common shareholders will receive all of the Fund's net income that remains after it pays dividends (and any Additional Distribution) on the preferred shares and generally will be entitled to a pro rata share of net realized capital gains. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. These liquidating distributions are expected to equal the original purchase price per share of the preferred shares plus any accumulated and unpaid dividends and Additional Distributions.

            Redemption of Preferred Shares. The Fund may redeem the preferred shares for any reason. For example, the Fund may redeem all or part of the preferred shares if it believes that the Fund's leveraged capital structure will cause common shareholders to obtain a lower return than they would if the common shares were unleveraged for any significant amount of time.

            Voting Rights. Preferred shareholders, voting as a separate class, will be entitled to elect two of the Fund's Trustees. Common and preferred shareholders, voting together as a single class, will be entitled to elect the remaining Trustees. If the Fund fails to pay dividends to the preferred shareholders for two full years, the holders of all outstanding shares of preferred shares, voting as a separate class, would then be entitled to elect a majority of the Fund's Trustees. The preferred shareholders also will vote separately on certain other matters as required under the Fund's Declaration of Trust, the Investment Company Act of 1940, as amended, and Massachusetts law. Otherwise, common and preferred shareholders will have equal voting rights (one vote per share) and will vote together as a single class.

            Ratings. Before it offers the preferred shares, the Fund intends to apply to one or more nationally recognized statistical ratings organizations for ratings on the preferred shares. The Fund believes that a rating for the preferred shares will make it easier to market the shares, which should reduce the dividend rate.

LISTING Currently, there is no public market for the Fund's common shares. However, the Fund plans to apply to list the Fund's common shares on the New York Stock Exchange. Trading of the Fund's common shares is expected to begin within two weeks of the date of this prospectus. Before it begins trading, the underwriter does not intend to make a market in the Fund's common shares. Thus, investors may not be able to buy and sell shares of the Fund during that period.

INVESTMENT
ADVISER Fund Asset Management, L.P. is the Fund's investment adviser and provides investment advisory and management services to the Fund. For its services, the Fund pays the investment adviser a fee at the annual rate of 0.55% of the Fund's average weekly net assets, including assets acquired from the sale of preferred shares.

DIVIDENDS
AND
DISTRIBUTIONS

            The Fund intends to distribute dividends equal to substantially all of its net investment income to common shareholders each month. Once the Fund issues preferred shares, the monthly distributions to common shareholders will consist of substantially all net investment income that remains after the Fund pays dividends (and any Additional Distribution) on the preferred shares. The Fund expects to begin paying dividends to common shareholders within approximately 90 days from the date of this prospectus. The Fund will distribute net capital gains, if any, at least annually to common shareholders and, after it issues the preferred shares, on a pro rata basis to common and preferred shareholders. When the Fund allocates capital gains or other taxable income to preferred shareholders, under certain circumstances, the terms of the preferred shares may require the Fund to make an Additional Distribution. The Fund may not declare any cash dividend or other distribution on its common shares unless the preferred shares have asset coverage of at least 200%. If the Fund issues preferred shares representing 40% of its total capital, the preferred share's asset coverage will be approximately 250%. If the Fund's ability to make distributions on its common shares is limited, the Fund may not be able to qualify for taxation as a regulated investment company. This would have adverse tax consequences for common shareholders.

AUTOMATIC   Dividend and capital gains distributions generally are used to
DIVIDEND    purchase additional common shares. However, an investor can choose
REINVESTMENTto receive distributions in cash. Since not all investors can
PLAN        participate in the automatic dividend reinvestment plan, you should call your broker or nominee to confirm that you are eligible to participate in the plan.

MUTUAL      Investors who purchase shares in this offering through the
FUND        underwriter and later sell their shares have the option, subject to
INVESTMENT  certain conditions, to purchase Class D shares of certain Merrill
OPTION      Lynch funds with the proceeds from the sale.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading. Before the Fund's common shares are listed on the New York Stock Exchange, an investment in the Fund may be illiquid.

  Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." Investors who sell their shares within a relatively short period after completion of the public offering are more likely to be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

  Pennsylvania Municipal Bonds. The Fund intends to invest the majority of its portfolio in Pennsylvania municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal bonds than is a municipal bond fund that invests more widely.

  Non-diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable Federal income tax laws. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund.

  Rating Categories. The Fund intends to invest in municipal bonds that are rated investment grade by Standard & Poor's, Moody's Investors Service, Inc. and Fitch IBCA, Inc. It may also invest in unrated municipal bonds that the Fund's investment adviser believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

  Private Activity Bonds. The Fund may invest in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the alternative minimum tax. See "Taxes--General."

  Portfolio Insurance and Rating Agencies. The Fund will be subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance and to guidelines of one or more nationally recognized statistical ratings organizations that may issue ratings for the preferred shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended. The Fund does not expect these requirements or guidelines to prevent the investment adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

  Leverage. The Fund plans to offer preferred shares. The preferred shares will represent approximately 40% of the Fund's capital, including capital raised by issuing the preferred shares. Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares. Leverage also creates the risk that the investment return on the Fund's common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders.

  Inverse Floating Obligations. The Fund's investments in "inverse floating obligations" or "residual interest bonds" provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

  Options and Futures Transactions. The Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to use hedging and may not do so.

  Antitakeover Provisions. The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

                                   FEE TABLE

                                                        NET ASSETS  NET ASSETS
                                                           WITH      WITHOUT
                                                        LEVERAGE(A)  LEVERAGE
                                                        ----------- ----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load (as a percentage of offering
   price)..............................................    None        None
  Dividend Reinvestment Plan Fees......................    None        None
ANNUAL EXPENSES (as a percentage of net assets
 attributable to Common Stock):
  Investment Advisory Fees(a)(b).......................    0.75%       0.55%
  Interest Payments on Borrowed Funds..................    None        None
  Other Expenses(a)(b).................................    0.52%       0.28%
                                                           ----        ----
    Total Annual Expenses(a)(b)........................    1.27%       0.83%
                                                           ====        ====

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
  EXAMPLE                                                ---- ----- ----- -----
  An investor would pay the following expenses on a
  $1,000 investment, assuming (1) total annual expenses
  of 1.27% (assuming leverage of 40% of the Fund's total
  assets) and 0.83% (assuming no leverage) and (2) a 5%
  annual return throughout the periods:
  Assuming Leverage..................................... $13   $40   $70  $153
  Assuming No Leverage..................................  $8   $26   $46  $103

--------

(a) The Fund intends to use leverage only if the Investment Adviser believes that it would result in higher income to shareholders over time. See "Risks and Special Considerations of Leverage." Assumes leverage by issuing preferred shares in an amount of approximately 40% of the Fund's capital at a dividend rate of 3.375%.
(b) See "Investment Advisory and Management Arrangements"--page 28.

  The Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The Example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by the Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE FUND

  MuniHoldings Pennsylvania Insured Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund was organized under the laws of The Commonwealth of Massachusetts on December 3, 1998, and has registered under the 1940 Act. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies do not generally make a continuous offering of their shares or redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Shares of closed-end investment companies, however, frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

                                USE OF PROCEEDS

  The net proceeds of this offering will be approximately $     (or
approximately $     assuming the Underwriter exercises the over-allotment
option in full) after payment of organizational and offering expenses
estimated to be approximately $    .

  The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of common shares, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to provide shareholders with current income exempt from Federal and Pennsylvania income taxes. The Fund will seek to achieve its objective by investing primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest that, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes ("Pennsylvania Municipal Bonds"). The Fund intends to invest substantially all (at least 80%) of its assets in Pennsylvania Municipal Bonds, except at times when the Fund's investment adviser, Fund Asset Management, L.P. (the "Investment Adviser"), considers that Pennsylvania Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. To the extent the Investment Adviser considers that suitable Pennsylvania Municipal Bonds are not available for investment, the Fund may purchase other long-term municipal obligations the interest on which is exempt from Federal income taxes but not from Pennsylvania income taxes ("Municipal Bonds"). The Fund will maintain at least 65% of its assets in Pennsylvania Municipal Bonds and at least 80% of its assets in Pennsylvania Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund's investment objective is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its common shares.

  The Fund ordinarily does not intend to realize significant investment income that is subject to Federal or Pennsylvania income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.

  The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Pennsylvania Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Pennsylvania Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities are considered "Pennsylvania Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies.

  Investment in common shares of the Fund offers several potential benefits. The Fund offers investors the opportunity to receive income exempt from Federal and Pennsylvania income taxes by investing in a professionally managed portfolio comprised primarily of investment grade insured Pennsylvania Municipal Bonds. Investment in the Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of Pennsylvania Municipal Bonds. Additionally, the Investment Adviser will seek to enhance the yield on the common shares by leveraging the Fund's capital structure through the issuance of preferred shares. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory fee and operational costs. Additionally, the use of leverage involves certain expenses and special risk considerations. See "Risks and Special Considerations of Leverage."

  The investment grade Pennsylvania Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those Pennsylvania Municipal Bonds and Municipal Bonds rated at the date of purchase in the four highest rating categories of Standard & Poor's ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-3 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix II to this Prospectus for a description of S&P's, Moody's and Fitch's ratings of Municipal Bonds. In assessing the quality of Pennsylvania Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancements to which particular Pennsylvania Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancement. Consequently, if Pennsylvania Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, the Investment Adviser may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such Pennsylvania Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured Pennsylvania Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance.

  The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund will invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the common shares of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, as proposed for the Fund. See "Risks and Special Considerations of Leverage."

  The Fund intends to invest primarily in long-term Pennsylvania Municipal Bonds and Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term Pennsylvania Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to Federal or Pennsylvania income taxes.

  The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund for special tax treatment afforded regulated investment companies under the Federal tax laws. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE

  Under normal circumstances, at least 80% of the Fund's assets will be invested in Pennsylvania Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Fund will seek to limit its investments to municipal bonds insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be at all times available. See Appendix III to this Prospectus for a brief description of S&P's, Fitch's and Moody's insurance claims-paying ability ratings. Currently, it is anticipated that a majority of the insured Pennsylvania Municipal Bonds and Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies that satisfy the foregoing criteria: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. The Fund also may purchase Pennsylvania Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. It is anticipated that initially a majority of insured Pennsylvania Municipal Bonds and Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

  The Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee the payment of principal and interest on specified eligible Pennsylvania Municipal Bonds and Municipal Bonds purchased by the Fund. A Pennsylvania Municipal Bond and a Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured Pennsylvania Municipal Bond and Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

  The Policies will be effective only as to insured Pennsylvania Municipal Bonds and Municipal Bonds beneficially owned by the Fund. In the event of a sale of any Pennsylvania Municipal Bonds and Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of the insured Pennsylvania Municipal Bonds and Municipal Bonds or the value of the shares of the Fund.

  The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Trustees of the Fund will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such policy are not justified by the expense involved.

  The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. The Investment Adviser estimates that the cost of the annual premiums for the Policies currently ranges from approximately .02 of 1% to .15 of 1% of the principal amount of the Pennsylvania Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of Pennsylvania Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Appendix III to this Prospectus. In instances in which the Fund purchases Pennsylvania Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Pennsylvania Municipal Bonds and Municipal Bonds.

  It is the intention of the Investment Adviser to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, the Investment Adviser may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Investment Adviser's ability to manage the portfolio may be limited to the extent the Fund holds defaulted securities, which may limit its ability in certain circumstances to purchase other Pennsylvania Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of the Fund's method of valuing defaulted securities and securities that have a significant risk of default.

  There can be no assurance that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to the Fund. In the event the Board of Trustees determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or discontinue its policy of maintaining insurance for all or any of the Pennsylvania Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although the Investment Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

  The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Pennsylvania Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Pennsylvania Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

DESCRIPTION OF PENNSYLVANIA MUNICIPAL BONDS AND MUNICIPAL BONDS

  Pennsylvania Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are Pennsylvania Municipal Bonds if the interest thereon is exempt from Federal and Pennsylvania income taxes, even though such bonds may be industrial development bonds ("IDBs") or "private activity bonds" as discussed below. Also, for purposes of this prospectus, Non-Municipal Tax-Exempt securities as discussed above will be considered Pennsylvania Municipal Bonds or Municipal Bonds.

  The two principal classifications of Pennsylvania Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes IDBs and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. IDBs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Pennsylvania Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  The Fund may purchase Pennsylvania Municipal Bonds and Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities that are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of the Fund's assets that may be invested in Pennsylvania Municipal Bonds and Municipal Bonds that may subject certain investors to an alternative minimum tax. See "Taxes--General." Also included within the general category of Pennsylvania Municipal Bonds and Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Pennsylvania Municipal Bonds and Municipal Bonds for investment by the Fund.

SPECIAL CONSIDERATIONS RELATING TO PENNSYLVANIA MUNICIPAL BONDS

  The Fund ordinarily will invest substantially all of its assets in Pennsylvania Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of Pennsylvania Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of Pennsylvania Municipal Bonds to this degree. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time Pennsylvania and certain of its political subdivisions have encountered financial difficulties which adversely affected their respective credit standings. Other factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws with respect to tax-exempt financing. The Investment Adviser does not believe that the current economic conditions in Pennsylvania or other factors described above will have a significant adverse effect on the Fund's ability to invest in high quality Pennsylvania Municipal Bonds. As of August 1, 1998, Pennsylvania general obligation bonds were rated AA- by S&P, AA by Fitch and Aa3 by Moody's. See Appendix I, "Economic and Financial Conditions in Pennsylvania."

OTHER INVESTMENT POLICIES

  The Fund has adopted certain other policies as set forth below:

  Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known, as with the issuance of preferred shares, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell Pennsylvania Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

  Indexed and Inverse Floating Obligations. The Fund may invest in Pennsylvania Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, the Fund may invest in Pennsylvania Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Pennsylvania Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Pennsylvania Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions.

  Call Rights. The Fund may purchase a Pennsylvania Municipal Bond or Municipal Bond issuer's right to call all or a portion of such Pennsylvania Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Pennsylvania Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Pennsylvania Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Pennsylvania Municipal Bond or Municipal Bond is identical to holding a Pennsylvania Municipal Bond or Municipal Bond as a non-callable security.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

OPTIONS AND FUTURES TRANSACTIONS

  The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts ("financial futures contracts") and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the common shares, the net asset value of the common shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. In addition, because of the anticipated leveraged nature of the common shares, hedging transactions will result in a larger impact on the net asset value of the common shares than would be the case if the common shares were not leveraged. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may not do so.

  Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes--Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the preferred shares from one or more nationally recognized statistical ratings organizations ("NRSROs"), the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such organizations.

  The following is a description of the options and futures transactions in which the Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund's shareholders.

  Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to Pennsylvania Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

  The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options may serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

  Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in Pennsylvania Municipal

Bonds and Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

  The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Pennsylvania Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by the Board of Trustees, the Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Pennsylvania Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Over-The-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

  Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Pennsylvania Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes does not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Certain risks are involved in options and futures transactions. The Investment Adviser believes, however, that, because the Fund will engage in options and futures transactions only for hedging purposes, the Fund's options and futures portfolio strategies will not subject the Fund to those risks associated with speculation in options and futures transactions.

  The volume of trading in the exchange markets with respect to Pennsylvania Municipal Bond or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

  The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

  If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

  The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaged in hedging transactions when movements in interest rates occur.

                 RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

EFFECTS OF LEVERAGE

  Within approximately three months after the completion of this offering, the Fund intends to offer preferred shares representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Fund's capital will actually be issued. Issuing the preferred shares will result in the leveraging of the common shares. Although the Fund's Board of Trustees has not yet determined the terms of the preferred shares offering, the Fund anticipates that the preferred shares will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred shares offering will be invested in longer-term obligations in accordance with the Fund's investment objective. The expenses of the preferred shares, which will be borne by the Fund, will reduce the net asset value of the common shares. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred shares, the Fund anticipates that the terms of the preferred shares will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation and such additional distribution (an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred shares and the longer-term rates received by the Fund may provide holders of common shares with a potentially higher yield.

  The use of leverage, however, involves certain risks to the holders of common shares. For example, issuance of the preferred shares may result in higher volatility of the net asset value of the common shares and potentially more volatility in the market value of the common shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred shares will affect the yield to holders of common shares. Leverage will allow holders of common shares to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) of the preferred shares. Similarly, since a pro rata portion of the Fund's net realized capital gains are generally payable to holders of common shares, the effect of leverage will be to increase the amount of such gains distributed to holders of common shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which the Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred shares approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of common shares will be decreased. If the current dividend rate (and any Additional Distribution) on the preferred shares were to exceed the net return on the Fund's portfolio, holders of common shares would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the cost of issuing the preferred shares and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred share offering) will be borne entirely by holders of common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if the Fund were not leveraged. If the Fund is liquidated, holders of preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares.

  In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the common shares. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under Federal tax laws. See "Taxes." However, the Fund intends to take all measures necessary to make common shares dividend payments. If the Fund's current investment income is ever insufficient to meet dividend payments on either the common shares or the preferred shares, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred shares for any reason and may redeem all or part of the preferred shares under the following circumstances:

  . if the Fund anticipates that the leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the common shares than that obtainable if the common shares were not leveraged,

  . if the asset coverage for the preferred shares declines below 200% either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of common shares in tender offers, or

  . in order to maintain the asset coverage guidelines established by the NRSROs that have rated the preferred shares.

Redemption of the preferred shares or insufficient investment income to make dividend payments, may reduce the net asset value of the common shares and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous, in the absence of such extraordinary circumstances, to do so.

  As discussed under "Investment Advisory and Management Arrangements," during periods when the Fund has preferred shares outstanding, the fees paid the Investment Adviser for investment advisory and management services will be higher than if the Fund did not issue preferred shares because the fees paid will be calculated on the basis of the Fund's average weekly net assets, including proceeds from the sale of preferred shares.

  Assuming the use of leverage by issuing preferred shares (paying dividends at a rate that generally will be adjusted every 28 days) in an amount representing approximately 40% of the Fund's capital at an annual dividend rate of 3.375% payable on such preferred shares based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be 1.35%.

  The following table is designed to illustrate the effect on the return to a holder of the Fund's common shares of the leverage obtained by the issuance of preferred shares representing approximately 40% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

   Assumed Portfolio Return
    (net of expenses).................................. (10)%  (5)%   0%  5% 10%
   Corresponding Common Shares Return.................. (19)% (11)% (2)%  6% 14%

  Leveraging the common shares cannot be fully achieved until preferred shares are issued and the proceeds of such offering have been invested in long-term Pennsylvania Municipal Bonds and Municipal Bonds.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS

  If short-term or medium-term rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of common shares as noted above (or in anticipation of such changes), the Fund may attempt to shorten the average maturity of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred shares pursuant to the Fund's Certificate of Designation, which establishes the rights and preferences of the preferred shares, or otherwise by purchasing preferred shares. Purchases and redemptions of preferred shares, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its shareholders to redeem or repurchase outstanding preferred shares, the Trustees will take into account a variety of factors, including the following:

  . market conditions,

  . the ratio of preferred shares to common shares, and

  . the expenses associated with such redemption or repurchase.

If market conditions subsequently change, the Fund may sell previously unissued preferred shares or preferred shares that the Fund had issued but later repurchased or redeemed.

  The Fund intends to apply for ratings of the preferred shares from one or more NRSROs. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. The Fund does not anticipate that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on the preferred shares issued by the Fund should not be confused with ratings on the obligations held by the Fund.

  Under the 1940 Act, the Fund is not permitted to issue preferred shares unless, immediately after such issuance, the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the Fund's proposed capital structure, assuming the sale of preferred shares representing approximately 40% of the Fund's capital, the net asset value of the Fund's portfolio is expected to be approximately 250% of the liquidation value of the Fund's preferred shares. To the extent possible, the Fund intends to purchase or redeem preferred shares from time to time to maintain coverage of preferred shares of at least 200%.

                            INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and, prior to issuance of the preferred shares, may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of the preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of the outstanding preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately as a class. The Fund may not:

    1. Make investments for the purpose of exercising control or management.

    2. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interest therein, and the Fund may purchase and sell financial futures contracts and options thereon.

    3. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

    4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    5. Make loans to other persons, except that the Fund may purchase Pennsylvania Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

    6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

  Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than
  (i) 3% of the total outstanding voting shares of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding shares of any one closed-end investment company.

    b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction
  (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

    c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Pennsylvania Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related Pennsylvania Municipal Bonds and Municipal Bonds.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

  The Investment Adviser of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                             TRUSTEES AND OFFICERS

  Information about the Trustees, executive officers and portfolio managers of the Fund, including their ages and their principal occupations during the last five years is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


  Arthur Zeikel (66)--President and Director (1)(2)--Chairman of the Investment Adviser and MLAM (which terms, as used herein, include their corporate predecessors) since 1997; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997, and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of ML & Co. since 1990.

  James H. Bodurtha (54)--Director (2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (59)--Director (2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP in 1996.

  Robert R. Martin (71)--Director (2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.

  Joseph L. May (69)--Director (2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (46)--Director (2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

  Terry K. Glenn (58)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (54)--Senior Vice President (1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (38)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Kenneth A. Jacob (47)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of the Investment Adviser since 1984.

  Robert A. DiMella, CFA (32)--Vice President (1)(2)--Vice President of MLAM since 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisers from 1991 to 1993.

  William R. Bock (62)--Vice President and Portfolio Manager (1)(2)--Vice President of MLAM since 1989.

  Gerald M. Richard (49)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of PFD since 1981 and Treasurer thereof since 1984.

  Alice A. Pellegrino (38)--Secretary (1)(2)--Attorney with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

--------
(1) Interested person, as defined in the 1940 Act, of the Fund.
(2) Such Trustee or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or its affiliate, MLAM, acts as investment adviser or manager.

  In the event that the Fund issues preferred shares, in connection with the election of the Fund's Trustees, holders of shares of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by all holders of capital shares, voting as a single class. See "Description of Capital Shares."

COMPENSATION OF TRUSTEES

  Pursuant to an Investment Advisory Agreement with the Fund, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Trustees who are affiliated persons of ML & Co. or its subsidiaries.

  The Fund pays each Trustee not affiliated with the Investment Adviser (each, a "non-affiliated Trustee") a fee of $2,500 per year plus $250 per meeting attended, and pays all Trustee's out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of the Board's audit and nominating committee (the "Committee"), which consists of all of the non-affiliated Trustees, an annual fee of $500 per year plus $125 per Committee meeting attended.

  The following table sets forth compensation to be paid by the Fund to the non-affiliated Trustees projected through the end of the Fund's first full fiscal year, and for the calendar year ended December 31, 1997 the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Trustees.

                                                              TOTAL COMPENSATION
                                              PENSION OR        FROM FUND AND
                              AGGREGATE   RETIREMENT BENEFITS  FAM/MLAM ADVISED
                             COMPENSATION ACCRUED AS PART OF    FUNDS PAID TO
NAME OF TRUSTEE               FROM FUND      FUND EXPENSE          TRUSTEES
---------------              ------------ ------------------- ------------------
James H. Bodurtha (/1/).....    $4,500           None              $148,500
Herbert I. London (/1/).....    $4,500           None              $148,500
Robert R. Martin (/1/)......    $4,500           None              $148,500
Joseph L. May (/1/).........    $4,500           None              $148,500
Andre F. Perold (/1/).......    $4,500           None              $148,500

--------

(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Bodurtha (25 registered investment companies consisting of 43 portfolios); Mr. London (25 registered investment companies consisting of 43 portfolios); Mr. Martin (25 registered investment companies consisting of 43 portfolios); Mr. May (25 registered investment companies consisting of 43 portfolios); and Mr. Perold (25 registered investment companies consisting of 43 portfolios).

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

  The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and management services. The Merrill Lynch Asset Management Group (which includes the Investment Adviser) acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of October 1998, the Asset Management Group had a total of approximately $483 billion in investment company and other portfolio assets under management (approximately $38 billion of which was invested in municipal securities). This amount includes assets managed for certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  The Investment Advisory Agreement provides that, subject to the direction of the Board of Trustees of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Trustees.

  The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. William R. Bock is the portfolio manager of the Fund and is primarily responsible for the Fund's day-to-day management.

  For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of 0.55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of preferred shares, minus the sum of accrued liabilities of the Fund and accumulated dividends on the preferred shares). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Trustees of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, share certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, fees and expenses with respect to the issuance of preferred shares, Securities and Exchange Commission fees, fees and expenses of non-affiliated Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

CODE OF ETHICS

  The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to providing the best price and execution, securities firms that provide supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Research information provided to the Investment Adviser by securities firms is supplemental. It does not replace or reduce the level of services performed by the Investment Adviser and the expenses of the Investment Adviser will not be reduced because it receives supplemental research information.

  The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. See "Investment Restrictions." However, affiliated persons of the Fund, including Merrill Lynch, serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

  The Fund also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

  The Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, if it appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, presently it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate has certain tax consequences and results in greater transaction costs, which are borne directly by the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared and paid monthly to holders of common shares. It is expected that the Fund will commence paying dividends to holders of common shares within approximately 90 days of the date of this prospectus. From and after issuance of the preferred shares, monthly distributions to holders of common shares normally will consist of substantially all net investment income remaining after the payment of dividends (and any Additional Distribution) on the preferred shares. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common shares and any preferred shares. While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accumulated preferred share dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of common shares. See "Taxes."

  See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common shares may be automatically reinvested in common shares of the Fund. Dividends and distributions may be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

GENERAL

  The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The Fund intends to qualify to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if such shareholder
would be treated as a "substantial user" or "related person" under Code
Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  The portion of dividends paid from interest received by the Fund from Pennsylvania Municipal Bonds also will be exempt from Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Fund as well as distributions derived from income from investments other than Pennsylvania Municipal Bonds will be taxable for purposes of the Pennsylvania personal income tax. In the case of residents of the City of Philadelphia, distributions which are derived from interest received by the Fund from Pennsylvania Municipal Bonds or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt interest dividends, such as the Fund, will not be deductible by the investor for Federal or Pennsylvania income tax purposes to the extent attributable to exempt interest dividends.

  Shareholders subject to income taxation by states other than Pennsylvania will realize a lower after tax rate of return than Pennsylvania shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Fund will inform shareholders annually regarding the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from Pennsylvania personal income taxes.

  As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax. An investment in or distributions from investment income and capital gains of the Fund, including exempt-interest dividends, may be subject to state taxes in states other than Pennsylvania (and, possibly, in Pennsylvania) and to local taxes imposed by municipalities in states other than Pennsylvania (and, possibly, municipalities in Pennsylvania). Accordingly, investors in the Fund should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and to their Pennsylvania tax situation in general.

  Shares of the Fund will be exempt from Pennsylvania county personal property taxes to the extent the Fund's portfolio securities consist of Pennsylvania Municipal Bonds on the annual assessment date.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions will be considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Internal Revenue Service (the "Service") has taken the position in a revenue ruling that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when common shares and one or more series of preferred shares are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of common shares and series of preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends will similarly be allocated among the classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred shares pursuant to the allocation rules described above, the terms of the preferred shares may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax will apply to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" that could subject certain investors in such bonds, including shareholders of the Fund, to an increased alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year that constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by the Fund.

  The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

  If at any time when preferred shares are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common shares until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

  As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred shares that the Fund currently contemplates issuing may raise an issue as to whether distributions on such preferred shares are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Fund intends to issue preferred shares that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the Service to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such preferred shares, there is no assurance that the Service would agree that dividends on the preferred shares are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred shares, the Fund could be disqualified as a RIC. In this case, dividends on the common shares would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the alternative minimum tax.

  The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain Code provisions, some taxpayers may be subject to 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and Pennsylvania tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and Pennsylvania tax laws. The Code and the Treasury Regulations, as well as the Pennsylvania tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a holder of common shares otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

  Whenever the Fund declares an income dividend or a capital gains distribution (collectively, referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange (the "NYSE") or elsewhere. If on the payment date for the dividend, the net asset value per share of the common shares is equal to or less than the market price per common shares plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time the common shares commence trading on the NYSE, participants in the Plan will receive any dividends in newly issued shares.

  In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase prices paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

  Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

  All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

                         MUTUAL FUND INVESTMENT OPTION

  Purchasers of common shares of the Fund through Merrill Lynch in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from common shares acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class D Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee. Prior to the time the common shares commence trading on the NYSE, the distributor for the mutual funds will advise Merrill Lynch Financial Consultants as to those mutual funds that offer the investment option described above.

                                NET ASSET VALUE

  Net asset value per common share is determined as of 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

  The Pennsylvania Municipal Bonds and Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Pennsylvania Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. The Board of Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

  The Fund determines and makes available for publication the net asset value of its common shares weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

                         DESCRIPTION OF CAPITAL SHARES

  The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.10 per share. The Board of Trustees may authorize separate classes of shares together with such designations and powers, preferences and rights, qualifications, limitations and restrictions as may be determined from time to time by the Trustees. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of common shares together with 1,000,000 preferred shares. Within approximately three months after completion of the offering of the common shares described herein, the Fund intends to offer preferred shares representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares. There is no assurance that such preferred shares will be issued.

  The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders is remote.

  The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any Trustee, officer, employee of agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

COMMON SHARES

  Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

  So long as any shares of the Fund's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Preferred Shares" below.

  The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

  The Investment Adviser provided the initial capital for the Fund by purchasing 6,667 common shares of the Fund for $100,005. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding common shares of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED SHARES

  It is anticipated that the Fund's preferred shares will be issued in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of common shares. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. It is anticipated that the net asset value per the preferred shares will equal its original purchase price per share plus accumulated dividends per share.

  The Fund's Board of Trustees has declared its intention to authorize an offering of preferred shares (representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares) within approximately three months after completion of the offering of common shares, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the holders of common shares described in the prospectus. Although the terms of the preferred shares, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust), the initial series of preferred shares will be structured to carry either a relatively short-term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium-term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of the preferred shares, it is anticipated that the terms of the preferred shares will require the Fund to make an Additional Distribution (as defined in "Risks and Special Considerations of Leverage--Effects of Leverage") to such holders. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be as stated below. The Fund's Declaration of Trust, as amended, together with any Certificate of Designation, is referred to below as the "Charter."

  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared and any accumulated and unpaid Additional Distribution) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

  Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share) and will vote together with holders of common shares as a single class.

  In connection with the election of the Fund's trustees, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees will be elected by all holders of capital shares, voting as a single class. So long as any preferred shares are outstanding, the Fund will have not less than five trustees. If at any time dividends on the Fund's preferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in default have been paid or declared and set apart for payment.

  The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to any series of preferred shares with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred shares.

  Redemption Provisions. It is anticipated that preferred shares will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Preferred shares will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred shares specified by the rating agencies that issue ratings on the preferred shares.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

  The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A trustee may be removed from office with or without cause, but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A trustee elected by all the holders of capital shares may be removed only by action of such holders, and a trustee elected by the holders of preferred shares may be removed only by action of such holders.

  In addition, the Declaration of Trust requires the favorable vote of the holders of at least 66 2/3% of the Fund's capital shares then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

  . a merger or consolidation or statutory share exchange of the Fund with other corporations,

  . a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

  . a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's capital shares is required. Following the proposed issuance of the preferred shares, it is anticipated that the approval, adoption or authorization of the foregoing would also require the favorable vote of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.

  In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding capital shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Trustees fixed in accordance with the by-laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their common shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on a stock exchange.

  Conversion to an open-end investment company would also require redemption of all outstanding preferred shares and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

  The Board of Trustees has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the Securities and Exchange Commission for the full text of these provisions.

                                   CUSTODIAN

  The Fund's securities and cash are held under a custodial agreement with The Bank of New York, 90 Washington Street, New York, NY 10286.

                                 UNDERWRITING

  Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase 4,030,000 common shares from the Fund. The Underwriter is committed to purchase all of such shares if any are purchased.

  The Underwriter has advised the Fund that it proposes initially to offer the common shares to the public at the public offering price set forth on the cover page of this prospectus. There is no sales charge or underwriting discount charged to investors on purchases of common shares in the offering. The Investment Adviser or an affiliate has agreed to pay the Underwriter from its own assets a commission in connection with the sale of common shares in
the offering in the amount of $    per share. Such payment is equal to     %
of the initial public offering price per share. The Underwriter also has advised the Fund that from this amount the Underwriter may pay a concession to
certain dealers not in excess of $    per share on sales by such dealers.
After the initial public offering, the public offering price and other selling terms may be changed. Investors must pay for common shares purchased in the offering on or before January , 1999.

  The Fund has granted the Underwriter an option, exercisable for 45 days after the date hereof, to purchase up to 604,500 additional common shares to cover over-allotments, if any, at the initial offering price.

  The Underwriter may engage in certain transactions that stabilize the price of the common shares. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the common shares.

  If the Underwriter creates a short position in the common shares in connection with the offering, i.e., if it sells more common shares than are set forth on the cover page of this prospectus, the Underwriter may reduce that short position by purchasing common shares in the open market. The Underwriter also may elect to reduce any short position by exercising all or part of the over-allotment option described above.

  The Underwriter also may impose a penalty bid on certain selling group members. This means that if the Underwriter purchases common shares in the open market to reduce the Underwriter's short position or to stabilize the price of the common shares, it may reclaim the amount of the selling concession from the selling group members who sold those common shares as part of the offering.

  In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

  Neither the Fund nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of common stock. In addition, neither the Fund nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

  Prior to this offering, there has been no public market for the common shares. The Fund plans to apply to list its common shares on the NYSE. However, during an initial period which is not expected to exceed two weeks from the date of this prospectus, the Fund's common shares will not be listed on any securities exchange. Additionally, before it begins trading, the Underwriter does not intend to make a market in the Fund's common shares, although a limited market may develop. Thus, it is anticipated that investors may not be able to buy and sell shares of the Fund during such period. In order to meet the requirements for listing, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

  The Fund anticipates that the Underwriter may from time to time act as a broker in connection with the execution of its portfolio transactions. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions with the Underwriter involving high quality, short-term, tax-exempt securities subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions."

  The Underwriter is an affiliate of the Investment Adviser of the Fund.

  The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The transfer agent, dividend disbursing agent and registrar for the common shares of the Fund is The Bank of New York, 101 Barclay Street, New York, NY 10286.

                                LEGAL OPINIONS

  Certain legal matters in connection with the common shares offered hereby will be passed upon for the Fund and the Underwriter by Brown & Wood LLP, New York, New York. Brown & Wood llp will rely as to matters of Massachusetts law on the opinion of Bingham Dana llp, Boston, Massachusetts.

                                    EXPERTS

  The statement of assets, liabilities and capital of the Fund as of January , 1999 included in this prospectus and Registration Statement has been
audited by          , independent auditors, as set forth in their report
thereon appearing elsewhere herein, and is included in reliance upon such report given upon authority of such firm as experts in accounting and auditing. The selection of independent auditors is subject to ratification by shareholders of the Fund.

                            ADDITIONAL INFORMATION

  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Any such reports, proxy statements and other information can be inspected and copies at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the
Commission: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

YEAR 2000 ISSUES

  Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder of MuniHoldings Pennsylvania Insured Fund

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Pennsylvania Insured Fund as of January , 1999. This statement of assets, liabilities and capital is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets, liabilities and capital based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets, liabilities and capital presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of MuniHoldings Pennsylvania Insured Fund at January , 1999, in conformity with generally accepted accounting principles.

                    MUNIHOLDINGS PENNSYLVANIA INSURED FUND

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                             JANUARY  , 1999

ASSETS
  Cash................................................................ $100,005
  Offering costs (Note 1).............................................
  Deferred organization costs (Note 1)................................
                                                                       --------
    Total assets......................................................
                                                                       --------
LIABILITIES
  Liabilities and accrued expenses (Note 1)...........................
                                                                       --------
NET ASSETS............................................................ $100,005
                                                                       ========
CAPITAL
  Common Shares, par value $.10 per share; unlimited shares
   authorized; 6,667 shares issued and outstanding (Note 1)........... $    667
  Paid-in Capital in excess of par....................................   99,338
                                                                       --------
  Total Capital-Equivalent to $15.00 net asset value per Common Share
   (Note 1)........................................................... $100,005
                                                                       ========

             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1. ORGANIZATION

  The Fund was organized under the laws of the Commonwealth of Massachusetts on December 3, 1998 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 6,667 shares
for $100,005 on       , 1999. The General Partner of the Investment Adviser is
an indirectly wholly owned subsidiary of Merrill Lynch & Co., Inc.

  Deferred organization costs will be amortized on a straight-line basis over a period not exceeding five years beginning with the commencement of operations of the Fund. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares. In accordance with Statement of Position 98-5, unamortized organization costs
existing at       , 1999 (the start of the Fund's new fiscal year), will be
charged to expense at that date. At the present time, management believes that this charge will not have any material impact on the operations of the Fund.

NOTE 2. MANAGEMENT ARRANGEMENTS

  The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee at an annual rate of 0.55 of 1% of the Fund's average weekly net assets, including proceeds from the issuance of preferred shares. The Investment Adviser or an affiliate will pay Merrill Lynch, Pierce, Fenner &
Smith Incorporated a commission in the amount of   % of the price to the
public per share in connection with the initial public offering of the Fund's Common Shares.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                  APPENDIX I

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

  The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers. The Fund has not independently verified the information.

  Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

  The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

  The period from fiscal year 1993 through fiscal 1997 was a time of steady, modest economic growth and low rates of inflation. These economic conditions, together with tax reductions in the several years following the tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenue gains averaging 4.1% per year during the period. Total revenues during the same period increased at a 4.7% average rate. Intergovernmental revenue recorded the largest percentage gain during this period, averaging 8.1% (due, in part, to an accounting change). Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at a 3.8% rate, led by and average 13.8% annual increase for protection of persons and property program costs. This high rate of increase reflects the costs to acquire, staff and operate expanded prison facilities to house a larger prison population. Public health and welfare program costs expanded an average 5.4% annually during this period, the second largest rate of increase for program categories.

  The fund balance at June 30, 1997 totaled $1,364.9 million, a $729.7 million increase over the $635.2 million balance at June 30, 1996.

  The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations will be $88.7 million representing the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

  Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4%) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1997. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings.

  Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7%. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriations for fiscal 1997 totaled $169.3 million.

  For GAAP purposes, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in the fund balance at June 30, 1997. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving state economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased by 1% for this fiscal year.

  Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund will exceed $664 million and represent 3.7% of fiscal 1998 revenues.

  Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18.123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998.

  Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

  Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5%. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. In prior fiscal years, tax refunds generally were budgeted for the year in which the disbursement was anticipated to occur. This change in the recognition of tax refund liabilities on a budgetary basis is expected to reduce the difference between the budgetary basis unappropriated balance and the GAAP basis unreserved and undesignated balance (when computed) for the 1998 fiscal year.

  The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. Only Commonwealth funds are included in the official revenue estimate. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9% rate in the fourth quarter of 1997 to a projected 1.8% annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66% over actual Commonwealth revenues for fiscal 1998.

  Tax reductions anticipated to be included in the enacted 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999. Of the anticipated reductions, legislation representing tax reductions totaling $15 million has not yet been passed by the General Assembly. All estimates for fiscal 1999 assume enactment of those tax reductions currently pending before the General Assembly. The major components of the enacted tax reductions and their estimated fiscal 1999 cost are: (a) reduce the capital stock and franchise tax rate from 12.75 mills to 11.99 mills ($72.5 million); (b) increase the eligibility income limit for qualification for personal income tax forgiveness ($57.1 million); (c) eliminate personal income tax on gains from the sale of an individual's residence ($30 million); (d) extend the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8 million); (e) expand various sales tax exemptions ($40.4 million); and (f) reduce various other miscellaneous items ($23.2 million). The major tax changes were enacted with January 1, 1998 effective dates. Consequently, the first year's cost of these changes may be above the expected annualized cost.

  Reserves for tax refunds for fiscal 1999 total $603.9 million. This amount includes $33.1 million of tax refunds anticipated to be due to the enacted fiscal 1999 tax changes and included in the estimated cost of those changes. Reserves for tax refunds for fiscal 1999 are $306.1 million below the reserve established for fiscal 1998. The fiscal 1998 amount (described above) includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. Without the necessity to pay fiscal 1998 tax refund liabilities from fiscal 1999 reserves, the fiscal 1999 reserve need only be in an amount equal to the estimated fiscal 1999 estimate for tax refund liabilities.

  Appropriations enacted for fiscal 1999 are 4.1% ($705.1 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 include:

(a) $249.5 million in direct support of local school district education costs (local school districts will also benefit from an estimate $104 million of reduced contributions by school districts to their worker's retirement cost from a reduced employer contribution rate); (b) $60.4 million for higher education, including scholarship grants; (c) $56.5 million to fund the correctional system, including $21 million to operate a new correctional facility; (d) $121.1 million for long-term care medical assistance costs; (e) $14.4 million for technology and Year 2000 investments; (f) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees; and (g) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. The balance of the increase is spread over many departments and program operations.

  The enacted fiscal 1999 budget assumes the drawn down of the $265.4 million beginning budgetary balance by $141.1 million to an estimated closing balance, prior to transfer of the required portion to the Tax Stabilization Reserve Fund, of $124.3 million. The amount of the anticipated drawn down does not consider the availability of appropriation lapses normally occurring during a fiscal year that are used to fund supplemental appropriations or increase unappropriated surplus.

  Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

  Nonagricultural employment in Pennsylvania over the ten year period that ended in 1997 increased at an annual rate of 0.76%. This compares to a 0.17% rate for the Middle Atlantic region and a 1.69% rate for the United States as a whole during the period 1988 through 1997. For the five years ended with 1997, employment in the Commonwealth has increased 5.4%. The growth in employment during this period is higher than the 4.8% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for June 1998 stood at a seasonably adjusted rate of 4.3%. The seasonably adjusted national unemployment rate for June 1998 was 4.5%.

  The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt,
(iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and
(iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

  Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1998, the Commonwealth had $4,724.5 million of general obligation debt outstanding.

  Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

  The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

  Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these agencies is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. The Commonwealth may choose to take action to financially assist these organizations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations. For their fiscal years ended in 1997 the State Employees' Retirement System had no accrued unfunded surplus or liability and the Public School Employees' Retirement System had a total unfunded actuarial accrued surplus of $1,633 million.

  The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority (the "PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 9, 1998.

  PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of Philadelphia as of June 30, 1997 shows a surplus of approximately $128.8 million.

  No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,055 million in Special Revenue bonds outstanding as of June 30, 1998.

  There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

  The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the
Commonwealth:

 Baby Neal v. Commonwealth, et al.

  In 1990, the American Civil Liberties Union and other various named plaintiffs filed an action against the Commonwealth, the City of Philadelphia and others in federal court seeking an order that, among other things, would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement which provides, among other things, for more Commonwealth funding for such services in fiscal year 1991 and a commitment to pay Pennsylvania counties $30 million over five years. The Commonwealth sought dismissal of the federal action based, among other things, on the settlement of the Commonwealth Court case. In December 1994, the Third Circuit Court of Appeals reversed the District Court's denial of the plaintiff's motion for class certification in the federal action with respect to the interests of 16 minor plaintiffs. As a result, the District Court has recently certified the class and the parties have resumed discovery. In July 1998, the plaintiffs entered into a settlement agreement with the City of Philadelphia and related parties and submitted the agreement to the district court for approval. The plaintiffs have indicated that they intend to proceed with their claims against the Commonwealth and other non-settling parties. The Commonwealth intends to defend.

 County of Allegheny v. Commonwealth of Pennsylvania

  On December 7, 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, judgment was stayed in order to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion. On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the Supreme Court's decision in County of Allegheny. The Court issued the writ on July 26, 1996, and appointed a special master to devise and submit a plan for implementation. Following the issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. On January 28, 1997, the Supreme Court granted an extension of time within which the special master must file his report and announced the establishment of a committee comprised of members of the Executive Department, the Legislative Department and the special master, to develop an implementation plan. On July 26, 1997, the "Interim Report of the Master" was filed setting forth a state funding proposal. Numerous objections to the report were filed, but the Court has taken no action on them.

  On April 22, 1998, the Pennsylvania General Assembly enacted legislation appropriating approximately $12 million to the Supreme Court for the purpose of funding county court administrators. The appropriation was designed to enable the Commonwealth to implement Phase I of the special master's plan. However, the legislation also provides that no funds from the appropriation may be expended until legislation has been approved by the General Assembly providing for the payment of Commonwealth compensation of county court administrators. Because no such legislation has yet been enacted, the $12 million appropriated to the Judicial Department cannot be used.

  On May 11, 1998, the Administrative Governing Board of the First Judicial District (comprising the Court of Common Pleas of Philadelphia, the Philadelphia Municipal Court, and the Traffic Court of Philadelphia) filed an action in mandamus in the Commonwealth Court of Pennsylvania against the City of Philadelphia and several City officials, claiming that the City government had failed to provide adequate funds for the operation of the courts of the First Judicial District. The petitioners have demanded that the court order the City of Philadelphia to disburse all funds reasonably necessary for the continued operation of the courts during fiscal year 1998-99 in an amount totaling at least $110 million. The case is captioned Alex Bonavitacola, et al. v. Edward G. Rendell, et al.

  Also on May 11, 1998, the City of Philadelphia and related respondents in Bonavitacola filed a complaint joining the Commonwealth of Pennsylvania, the General Assembly and its elected leadership as additional respondents. In their complaint, the City respondents assert that under the Supreme Court's order issued July 26, 1996 in Pa. State Ass'n of County Commissioners v. Commonwealth of Pennsylvania, the General Assembly was obligated to enact a funding scheme for a unified court system no later than January 1, 1998. Because the General Assembly has not done so, the City respondents allege, the Commonwealth has failed to comply with the Supreme Court's order. Thus, the City respondents have requested Commonwealth Court to require the General Assembly to comply with the Supreme Court's mandamus order and to order the Commonwealth to pay whatever sums are necessary to fund the cost of operating the courts in fiscal 1998-99. The First Judicial District Governing Board joined in the City respondents' request as an alternative to its demanded relief against the City defendants.

  On July 15, 1998, the Supreme Court of Pennsylvania assumed extraordinary jurisdiction over the case and directed Commonwealth Court, on an expedited basis, to prepare proposed findings of fact and conclusions of law. Acting pursuant to the Supreme Court's June 15, 1998 order, President Judge James Gardner Colins of Commonwealth Court on June 17, 1998 issued findings of fact, conclusions of law and a proposed order. In his proposed order, President Judge Colins recommended that the Supreme Court order the President of the Philadelphia Council immediately to introduce legislation to fund the courts of the First Judicial District for fiscal year 1998-99 and to take all necessary steps to ensure its passage. President Judge Colins also recommended that the Supreme Court order the General Assembly to pass legislation, prior to June 30, 1999, to fund the entire state judicial system. By order entered June 23, 1998, Commonwealth Court forwarded its findings of fact and conclusions of law and proposed order to the Supreme Court for final disposition. The Commonwealth and the General Assembly have objected to President Judge Colins' proposed order.

  Subsequent to Commonwealth Court's issuance of its findings of fact, conclusions of law and proposed order, the City Council and Mayor of Philadelphia acceded (at least temporarily) to President Judge Colins' proposed mandate that the City fund the First Judicial District's courts for fiscal year 1998-99, thus obviating the First Judicial District's request for emergency relief. However, the First Judicial District petitioners and the City of Philadelphia respondents continue to press their demands that the General Assembly be required to enact legislation providing for state funding of the courts. In addition, the County of Allegheny has petitioned the Supreme Court for leave to intervene in the Bonavitacola case to secure the same relief against the Commonwealth -- an order requiring Commonwealth to fund its courts. The Bonavitacola case remains pending before the Supreme Court for disposition.

 Bank Shares Tax Litigation

  On November 30, 1989, the Fidelity Bank, N.A. ("Fidelity") filed an action in challenging the constitutional validity of a 1989 amendment increasing the bank shares tax and related legislation. The Commonwealth Court ruled in favor of the Commonwealth finding no constitutional deficiencies in the tax increase, but invalidating one element of the legislation which provided a credit to new banks (the "new bank tax credit"). Fidelity, the Commonwealth and certain investment intervener banks appealed to the Pennsylvania Supreme Court. However, pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues. The credit represents approximately 5% of the potential claim of Fidelity, had the constitutional issues been resolved in its favor.

  Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth also settled with the intervening banks with respect to issues concerning the new bank tax credit.

  Notwithstanding the foregoing settlements, other banks have filed petitions challenging the validity of the 1989 tax increase. One of these banks, Royal Bank of Pennsylvania, has filed a Stipulation of Facts and is in effect proceeding forward on behalf of the other banks. The issues in these cases include those which were adjudicated by Fidelity, although not brought to resolution by the Pennsylvania Supreme Court. By decision dated January 8, 1998, a panel of the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional violation. Royal Bank filed exceptions which were denied by the Commonwealth Court on July 30, 1998. On August 18, 1998, Royal Bank filed a notice of appeal with the Pennsylvania Supreme Court.

 Pennsylvania Association of Rural and Small Schools (PARSS) v. Casey

  In January 1991, an association of rural and small schools and several parties filed a lawsuit against then Governor Robert P. Casey and former Secretary of Education, Donald M. Carroll challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case. On July 9, 1998, Commonwealth Court Judge Dan Pellegrini issued an opinion and decree nisi dismissing the petitioners' claims in its entirety, holding that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution.

  On July 20, 1998, the petitioners filed a motion for post-trial relief, taking exception to many of Judge Pellegrini's findings of fact and conclusions of law, and again asking the Common wealth Court to declare Pennsylvania's public school funding system to be unconstitutional. The court was scheduled to hear oral argument on the petitioner's motion on September 14, 1998. Also, the petitioners on July 21, 1998 filed an application asking the Supreme Court of Pennsylvania to assume extraordinary, plenary jurisdiction over the case to decide one legal issue -- whether the petitioners' constitutional claims are justiciable in the courts of the Commonwealth. The petitioners have asked the court to consider the issue in conjunction with a separate appeal pending in another case, Marrerro v. Commonwealth of Pennsylvania, involving the same provisions of the Constitution and a similar issue of justiciability. The Commonwealth opposes the petitioners' request that the Supreme Court assume extraordinary jurisdiction in PARSS.

 Austin v. Department of Corrections, et al.

  In November 1990, the American Civil Liberties Union filed a class action lawsuit in the United States District Court for the Eastern District of Pennsylvania on behalf of inmate populations in various Pennsylvania correctional institutions, challenging the conditions of confinement and seeking injunctive relief. On January 17, 1995, the Court approved a Settlement Agreement between the parties, pursuant to which the Commonwealth paid $1.3 million in attorney's fees to the plaintiffs' attorneys, with an additional $100,000 paid upon dismissal of a preliminary injunction relating to certain health issues. Monitoring provisions outlined in the Agreement expired on January 6, 1998.

 Envirotest/Synterra Partners

  On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners ("Envirotest") and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have against the Commonwealth arising from the suspension of an emissions testing program. Under the Settlement Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, in payments of $25 million in 1995 and $40 million each in 1996, 1997 and 1998. An additional $11 million may be required to be paid in 1998 depending on the results of property liquidations by Envirotest. Pursuant to a Consent to Assignment entered into in November 1996, Envirotest has assigned its right, title and interest in the base settlement.

 Pennsylvania Human Relations Commission v. School District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al.

  On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as addition respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

  On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial orders of the Commonwealth Court." In addition, a group of interveners on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

  On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity of contribution against the City.

  Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Pennsylvania Supreme Court on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to concluded the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion.


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

  On August 20, 1996, Judge Smith issued an Opinion and Order pursuant to which judgment was entered in favor of the School District of Philadelphia and the interveners and against the Commonwealth of Pennsylvania and the Governor of Pennsylvania. Judgment was also entered in favor of the City of Philadelphia and the Mayor of Philadelphia with respect to the intervener's claim and on the cross-claim filed by the Commonwealth and Governor. The Judge ordered the Commonwealth and Governor to submit a plan to the Court within thirty days detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the School District of Philadelphia to enable it to comply with the remedial order during fiscal year 1996-1997 and any future years during which the School District establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million."

  On August 30, 1996, the Commonwealth filed exceptions to the Findings of Fact, Conclusions of Law and Opinion and Order of Judge Smith along with a Motion to Vacate the purported Order and a Notice of Appeal and Jurisdictional Statement.

  On September 10, 1996, the Pennsylvania Supreme Court issued an order granting the Commonwealth's Motion to Vacate and directed its Prothonotary to establish a briefing schedule and date for oral argument. It also issued a further order limiting the issues to be addressed and stated that the Commonwealth Court is divested of jurisdiction of the matter and all further proceedings in the Commonwealth Court are stayed pending further order of the Supreme Court. The Supreme Court retained jurisdiction in the matter. On January 28, 1997, the Supreme Court issued an Order directing the parties to brief certain specific issues relative to the lower court proceedings. The Supreme Court heard oral argument on February 3, 1998 and took the matter under advisement.

 Ridge v. State Employees' Retirement Board

  On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board alleging that the use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner's benefits be "topped up" to equal those that a similarly situated female would be receiving. A decision adverse to the Retirement Board could be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System. The Commonwealth Court granted the Retirement Board's preliminary objection to Judge Ridge's claims for punitive damages, attorney's fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). On November 20, 1996, the Commonwealth Court heard oral arguments en banc on Judge Ridge's motion for judgment on the pleadings. On February 13, 1997, the Commonwealth Court denied Judge Ridge's motion for judgment on the pleadings. The case is currently in discovery.

Yesenia Marrerro, et al. v. Commonwealth, et al.

  On February 24, 1997, five residents of the City of Philadelphia, on their own behalf, and on behalf of their school-age children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court a civil action for declaratory judgment against the

                                      56
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Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the
presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education, claiming that the statutory education financing system is unconstitutional as applied to the School District of Philadelphia and the system of funding public education violates the constitutional mandate to provide a thorough and efficient system of education in the City of Philadelphia. The lawsuit also alleges that the scheme for financing public education precludes the Commonwealth from providing the constitutionally required "thorough and efficient system of public education" in the circumstances faced by the School District of Philadelphia, and that the defendants have failed to provide the School District of Philadelphia with resources and other assistance necessary to provide all of its students with the quality of education to which they are constitutionally entitled. Among other things, the petitioners seek a declaration that the legislature must amend the present or enact new education legislation so as to assure that education funding for the School District of Philadelphia accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to address their disadvantage. The respondents filed preliminary objections seeking dismissal of the action. On March 2, 1998, Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending and briefing is complete, but the Court has not scheduled oral argument.

  As of August 1, 1998, Pennsylvania general obligation bonds were rate AA- by Standard & Poor's, AA by Fitch and Aa3 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

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                                  APPENDIX II

                          RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

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  Short-term Notes: The three ratings of Moody's for short-term notes are MIG
1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

  A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

  The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

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

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB   Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having
B    significant speculative characteristics. "BB" indicates the least
CCC  degree of speculation and "C" the highest degree of speculation. While
CC   such debt will likely have some quality and protective
C characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

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

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

  Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.


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  Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR           Indicates that Fitch does not rate the specific issue.

Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended    A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn    A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

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FitchAlert   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

  Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments. Such
DD           bonds are extremely speculative and should be valued on the basis
D            of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.


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

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

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                                 APPENDIX III

                              PORTFOLIO INSURANCE

  Set forth below is further information with respect to the insurance policies (the "Policies") that the Fund may obtain from several insurance companies with respect to insured Pennsylvania Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

  In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of Pennsylvania Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by the Fund.

  The Policies do not guarantee the market value of the insured Pennsylvania Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet is obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premiums, the Policies may require that the Fund notify the insurance company as to all Pennsylvania Municipal Bonds and Municipal Bonds in the Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

  The insurance companies used by the Fund will have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch") or Aaa from Moody's Investors Service, Inc. ("Moody's").

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P or Fitch. Capacity to honor insurance contracts is considered by S&P and Fitch to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events.

  An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

                               APPENDIX IV

            TAXABLE EQUIVALENT YIELDS FOR INDIVIDUALS FOR 1999

          TAXABLE INCOME*                             1999                  A TAX-EXEMPT YIELD OF
------------------------------------ 1999 FEDERAL  PENNSYLVANIA ---------------------------------------------
  SINGLE RETURN      JOINT RETURN    TAX BRACKET   TAX BRACKET  5.00%  5.50%   6.00%   6.50%   7.00%   7.50%
  -------------    ----------------- ------------ ------------- ------ ------ ------- ------- ------- -------
                                                                       IS EQUAL TO A TAXABLE YIELD OF
$ 25,751-$ 62,450  $ 43,051-$104,050    28.00%        2.8%      7.144% 7.859%  8.573%  9.288% 10.002% 10.212%
$ 62,451-$130,250  $104,051-$158,550    31.00%        2.8%      7.455% 8.201%  8.946%  9.692% 10.437% 11,183%
$130,251-$283,150  $158,551-$283,150    36.00%        2.8%      8.038% 8.841%  9.645% 10.449% 11.253% 12.056%
Over $283,150      Over $283,150        39.60%        2.8%      8.517% 9.368% 10.220% 11.072% 11.923% 12.775%

--------

* An investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state and local taxes. For investors who pay alternative minimum tax, tax-exempt yields may be equivalent to lower taxable yields than those shown above. The tax rates shown above do not apply to corporate taxpayers. The tax characteristics of the Fund are described more fully elsewhere in this prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  Through and including April , 1999 (the 90th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting underwriters and with respect to their unsold allotments or subscriptions.

                             4,030,000 SHARES

                    MUNIHOLDINGS PENNSYLVANIA INSURED FUND

                                 COMMON SHARES

                               ----------------

                                  PROSPECTUS

                               ----------------

                              MERRILL LYNCH & CO.

                             JANUARY  , 1999

                                                           CODE 19052-1298

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (1) Financial Statements

    Report of Independent Auditors

    Statement of Assets, Liabilities and Capital as of January  , 1999

  (2) Exhibits:

    (a)--Declaration of Trust(a)
    (b)--By-Laws(a)
    (c)--Not applicable
    (d)(1)--Portions of the Declaration of Trust and By-Laws of the Registrant defining the rights of holders of shares of the Registrant(b)

    (d)(2)--Form of specimen certificate for Common Shares of the Registrant

    (e)--Form of Automatic Dividend Reinvestment Plan
    (f)--Not applicable

    (g)--Form of Investment Advisory Agreement between the Fund and Fund Asset Management, L.P.

    (h)(1)--Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated

    (h)(2)--Merrill Lynch Standard Dealer Agreement
    (i)--Not applicable

    (j)--Form of Custodian Contract between the Fund and The Bank of New
    York

    (k)--Form of Registrar, Transfer Agency and Service Agreement between the Fund and The Bank of New York
    (l)--Opinion and Consent of Brown & Wood LLP*
    (m)--Not applicable
    (n)--Consent of          , independent auditors for the Fund*
    (o)--Not applicable
    (p)--Certificate of Fund Asset Management, L.P.*
    (q)--Not applicable
    (r)--Not applicable
--------

(a) Previously filed on December 7, 1998 as an Exhibit.

(b) Reference is made to Section 3.4, Article V, Article VI (sections 1, 2, 4, 5 and 7), Article VIII, Article IX and Article X of the Registrant's Declaration of Trust, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI,
    Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement.
 * To be provided by amendment.

ITEM 25. MARKETING ARRANGEMENTS.

  See Exhibits (h)(1) and (h)(2).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

   Registration fees..................................................... $ *
   New York Stock Exchange listing fee...................................   *
   Printing (other than share certificates)..............................   *
   Engraving and printing share certificates.............................   *
   Legal fees and expenses...............................................   *
   Accounting fees and expenses..........................................   *
   NASD fees.............................................................   *
   Miscellaneous.........................................................   *
                                                                          -----
     Total............................................................... $ *
                                                                          =====

--------
* To be provided by amendment

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Shares--Common Shares" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

  There will be one record holder of the common shares, par value $0.10 per share, as of the effective date of this Registration Statement.

ITEM 29. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

    "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  The Registrant's By-Laws provide that insofar as the conditional advancing of indemnification moneys pursuant to Section 5.3 of the Declaration of Trust for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be provided to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Reference is made to Section Six of the Purchase Agreement, a form of which will be filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the underwriter.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Investment Adviser") acts as investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHolding Florida Insured Fund III, MuniHoldings Insured Fund, Inc., MuniHoldings

New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02110-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is World Financial Center, 250 Vesey Street, New York, New York 10281. The address of Financial Data Services, Inc. ("FDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraphs and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Kirstein and Monagle are officers of one or more of such companies.

                             POSITIONS WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME             INVESTMENT ADVISER               VOCATION OR EMPLOYMENT
          ----             ------------------       ---------------------------------------
 ML & Co. ............. Limited Partner          Financial Services Holding Company; Limited
                                                 Partner of MLAM
 Princeton Services.... General Partner          General Partner of MLAM
 Arthur Zeikel......... Chairman                 Chairman of MLAM; President of MLAM and FAM
                                                 from 1977 to 1997; Chairman and Director of
                                                 Princeton Services; President of Princeton
                                                 Services from 1993 to 1997; Executive Vice
                                                 President of ML & Co.
 Jeffrey M. Peek....... President                President of MLAM; President and Director of
                                                 Princeton Services; Executive Vice President
                                                 of ML & Co.
 Terry K. Glenn........ Executive Vice President Executive Vice President of MLAM; Executive
                                                 Vice President and Director of Princeton
                                                 Services; President and Director of PFD;
                                                 Director of FDS; President of Princeton
                                                 Administrators, L.P.
 Mark De Sario......... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                 President of Princeton Services
 Linda L. Federici..... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                 President of Princeton Services
 Vincent R. Giordano... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                 President of Princeton Services
 Elizabeth A. Griffin.. Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                 President of Princeton Services
 Norman R. Harvey...... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                 President of Princeton Services
 Michael J.             Senior Vice President,   Senior Vice President, General Counsel and
  Hennewinkel..........  General Counsel and     Secretary of MLAM; Senior Vice President of
                         Secretary               Princeton Services
 Philip L. Kirstein.... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                 President, Director and Secretary of
                                                 Princeton Services
 Ronald M. Kloss....... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                 President of Princeton Services
 Debra W.               Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Landsman-Yaros.......                          President of Princeton Services; Vice
                                                 President of PFD
 Stephen M. M. Miller.. Senior Vice President    Executive Vice President of Princeton
                                                 Administrators, L.P.; Senior Vice President
                                                 of Princeton Services
 Joseph T. Monagle,     Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Jr...................                          President of Princeton Services
 Michael L. Quinn...... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                 President of Princeton Services

                            POSITIONS WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME            INVESTMENT ADVISER               VOCATION OR EMPLOYMENT
          ----            ------------------       ---------------------------------------
 Brian A. Murdock...... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                President of Princeton Services; Director of
                                                PFD
 Gerald M. Richard..... Senior Vice President   Senior Vice President and Treasurer of MLAM;
                         and Treasurer          Senior Vice President and Treasurer of
                                                Princeton Services; Vice President and
                                                Treasurer of PFD
 Gregory D. Upah....... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                President of Princeton Services
 Ronald L. Welburn..... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                President of Princeton Services

ITEM 31. LOCATION OF ACCOUNT AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32. MANAGEMENT SERVICES.

  Not applicable.

ITEM 33. UNDERTAKINGS.

  (a) Registrant undertakes to suspend the offering of the common shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per common share declines more than 10% from its net asset value per common share as of the effective date of this Registration Statement, or (2) its net asset value per common share increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

  (b) Registrant undertakes that:

    (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 15th day of December 1998.

                                          MUNIHOLDINGS PENNSYLVANIA INSURED
                                           FUND (Registrant)

                                                  /s/ Alice A. Pellegrino
                                          By__________________________________
                                             (ALICE A. PELLEGRINO, PRESIDENT)

  Each person whose signature appears below hereby authorizes Alice A. Pellegrino, William E. Zitelli, Jr. or Lori A. Martin, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

             SIGNATURES                        TITLE                 DATE

      /s/ Alice A. Pellegrino          President and
-------------------------------------   Trustee                  December 15,
        (ALICE A. PELLEGRINO)                                     1998

    /s/ William E. Zitelli, Jr.        Treasurer and
-------------------------------------   Trustee                  December 15,
      (WILLIAM E. ZITELLI, JR.)                                   1998

        /s/ Lori A. Martin             Secretary and
-------------------------------------   Trustee                  December 15,
          (LORI A. MARTIN)                                        1998

                                 EXHIBIT INDEX




 EXHIBIT
 NUMBER      EXHIBIT NAME
 -------     ------------
 (d)(2)   -- Form of Specimen Certificate
 (e)      -- Form of Dividend Reinvestment Plan
 (g)      -- Form of Investment Advisory Agreement
 (h)(1)   -- Form of Purchase Agreement
 (h)(2)   -- Merrill Lynch Standard Dealer Agreement
 (j)      -- Form of Custodian Contract
 (k)      -- Form of Registrar, Transfer Agency and Service Agreement